Debt Debt- Summary of Financial Expense, net (Details) - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2020	Sep. 30, 2019
Financial Expense, net [Abstract]
Interest Expense, Long-term Debt	$ 23,733	$ 34,188
Amortization of Deferred Charges	2,880	5,941
Write-off of deferred financing costs	366	446
Increase (Decrease) in Fair Value of Interest Rate Fair Value Hedging Instruments	0	219
Sundry Finance Costs	373	219
Financial expense, net	$ 27,352	$ 41,013